EX 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement File No. 333-90763 of Vectren Corporation of our report dated June 13, 2003 appearing in this Annual Report on Form 11-K of Vectren Corporation's Retirement Savings Plan for the years ended December 31, 2002 and 2001.

                                              /s/ McGladrey & Pullen LLP
                                              McGLADREY & PULLEN LLP


Champaign, Illinois
June 27, 2003.